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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

US Dataworks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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US DATAWORKS, INC.
5301 Hollister Road, Suite 250
Houston, TX 77040
(713) 934-3855
July 28, 2005
Dear Stockholder:
     You are cordially invited to attend our 2005 Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on Thursday, September 1, 2005 at the Company’s offices at 5301 Hollister Road, Suite 250, Houston, Texas.
     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.
     After reading the Proxy Statement, please vote by signing, dating and returning the enclosed proxy card, or by submitting your proxy voting instructions by telephone or through the Internet. If you hold your shares through a broker or other nominee you should contact your broker to determine whether you may submit your proxy by telephone or Internet. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT YOUR PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please submit your proxy promptly.
     A copy of our 2005 Annual Report to Stockholders is also enclosed.
     The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,
/s/ Charles E. Ramey

Charles E. Ramey Chief Executive Officer

US DATAWORKS, INC.

Notice of Annual Meeting of Stockholders
to be held September 1, 2005

To the Stockholders of US Dataworks, Inc.:
     Notice is hereby given that the Annual Meeting of Stockholders of US Dataworks, Inc. (the “Company”) will be held at the Company’s offices at 5301 Hollister Road, Suite 250, Houston, Texas on September 1, 2005 at 9:30 a.m., local time, for the following purposes:
1.	To elect three Class III directors to serve until the 2008 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2.	To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting and any and all adjourned or postponed sessions thereof.
     Stockholders of record at the close of business on July 21, 2005 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.
     It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we urge you to vote your shares at your earliest convenience in order to ensure that your shares will be represented at the meeting. You may revoke your proxy at any time prior to its use.

By order of the Board of Directors.
/s/ John J. Figone

John J. Figone Secretary

Houston, Texas
July 28, 2005

US DATAWORKS, INC.
5301 Hollister Road, Suite 250
Houston, TX 77040

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
General
     The enclosed Proxy is solicited on behalf of the Board of Directors of US Dataworks, Inc. (which we will refer to as the “Company” or “US Dataworks” throughout this Proxy Statement) for use at the 2005 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 5301 Hollister Road, Suite 250, Houston, Texas on Thursday, September 1, 2005, at 9:30 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of the page and the telephone number is (713) 934-3855.
     The Company’s 2005 Annual Report on Form 10-KSB, containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2005, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and the Company’s 2005 Annual Report will first be mailed on or about July 28, 2005 to all stockholders entitled to vote at the meeting.
     The Company will provide copies of exhibits to the 2005 Annual Report on Form 10-KSB to any requesting stockholder upon the payment of a reasonable fee and upon the request of the stockholder made in writing to US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas, 77040, Attn: John S. Reiland. The request must include a representation by the stockholder that, as of July 21, 2005, the stockholder was entitled to vote at the Annual Meeting.
Record Date and Share Ownership
     Stockholders of record at the close of business on July 21, 2005 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. The Company has one series of common stock issued and outstanding, designated as Common Stock, $0.0001 par value per share (“Common Stock”), and one series of preferred stock issued and outstanding, designated Series B Convertible Preferred Stock, $0.0001 par value per share (“Series B Convertible Preferred Stock”). As of the Record Date, approximately 30,037,020 shares of the Common Stock were issued and outstanding and entitled to vote. Holders of Series B Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock, could be converted as of the Record Date. As of the Record Date, approximately 109,933 shares of the Series B Convertible Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote.
How You Can Vote
     Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should either:
•	mark, date, sign and mail the enclosed proxy form in the prepaid envelope;

•	submit the proxy voting instructions by telephone;

•	submit the proxy using the Internet.
     Stockholders who hold their shares through a broker or other nominee should contact their broker to determine whether they may submit their proxy by telephone or Internet. Submitting a proxy will not affect a stockholder’s right to vote if the stockholder attends the Annual Meeting and wants to vote in person.

Revocability of Proxies
     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the meeting by (a) delivering to the Company at its principal offices (Attention: Secretary) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (b) attending the meeting and voting in person. However, a proxy will not be revoked simply by attending the Annual Meeting and not voting. To revoke a proxy previously submitted by telephone or the Internet, a stockholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.
Voting
     On all matters, each share has one vote. Directors are elected by a plurality vote. The nominees for the Class III director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting entitled to vote on such proposal. Holders of Common Stock and Series B Convertible Preferred Stock vote together as a single class on all proposals.
Solicitation of Proxies
     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.
Quorum; Abstentions; Broker Non-Votes
     Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”), with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Nevada law for approval of proposals presented to stockholders. In general, Nevada law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.
     The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum. With regard to the election of directors, votes that are WITHHELD will be excluded entirely from the vote and will have no effect on the outcome. On all other proposals, abstentions will have the effect of a negative vote because those proposals require the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:
•	for the election of the three nominees for Class III directors set forth herein;

•	for the ratification of Ham, Langston & Brezina, LLP, as independent public accountants of the Company for the fiscal year ending March 31, 2005; and

•	upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the discretion of the proxyholder.
     Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.
     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Nevada concerning voting of shares and determination of a quorum.

Deadline for Receipt of Stockholder Proposals
     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2006 Annual Meeting must be received by the Secretary of the Company no later than March 30, 2006 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.
     A stockholder proposal not included in the Company’s proxy statement for the 2006 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than June 8, 2006.
     If a stockholder wishing to present a proposal at the 2006 Annual Meeting (without regard to whether it will be included in the proxy materials for that meeting) fails to notify the Company by June 8, 2005, the proxies management receives for the 2006 Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

IMPORTANT
PLEASE SUBMIT YOUR PROXY AT YOUR EARLIEST CONVENIENCE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

Proposal 1: Election of Directors
Directors and Nominees
     The Company’s Amended and Restated Bylaws provide that the Company shall have no less than one nor more than 11 directors. The number of members of the Company’s Board of Directors is currently set at seven. The Company’s Amended and Restated Bylaws also provide for the classification of the Board of Directors into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect the persons named below as Class III directors for a term of three years expiring at the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a nominee shall be unavailable as a candidate at the Annual Meeting, votes pursuant to the proxy will be voted either for a substitute nominee designated by the Board of Directors or, in the absence of such designation, in such other manner as the directors may in their discretion determine. The Board of Directors does not anticipate that the nominees will become unavailable as candidates. The nominees for Class III directors, as recommended by the Nominating Committee of the Board of Directors, and the incumbent Class I and Class II directors are as follows:
Nominees as Class III Directors Terms Expire 2008

Name	Age	Business Experience and Education

J. Patrick Millinor, Jr.	59	Mr. Millinor has served as a director since December 6, 2004. He has been Chairman and Chief Executive Officer of Ampam, Inc. since October 2004. From 2000 until he joined Ampam, he held several positions in conjunction with his association with a venture capital group. His positions included Chairman of Encompass, Inc., Chairman of ADViSYS, Inc., and Chief Financial Officer of Agennix, Incorporated. Between 1986 and 2000, Mr. Millinor held several executive positions, including Chief Executive Officer of GroupMAC, Inc., Chief Executive Officer of UltrAir, Inc., and Chief Operating Officer of Commonwealth Financial Group, Inc. He was a partner with KPMG LLP for eight years prior to 1986. Mr. Millinor currently sits on the boards of Ampam, Inc. and Agennix, Incorporated.

Charles E. Ramey	64	Mr. Ramey has served as a director since July 2001 and became our Chief Executive Officer in December 2001. Prior to joining US Dataworks, Mr. Ramey was a private investor from December 1998 through July 2001 and was President and co founder of PaymentNet Inc., now Signio Inc., an outsourced e-commerce payment processing company, from April 1996 to December 1998.

Terry Stepanik	54	Mr. Stepanik has served as a director since September 2002 and our President and Chief Operating Officer since April 2001. Mr. Stepanik also served as our Interim Chief Financial Officer from September 2002 to March 2003. In November 1997, Mr. Stepanik co founded of US Dataworks, Inc., a Delaware corporation, which we acquired in April 2001, and served as its President from November 1997 to April 2001. From April 1994 to November 1997, Mr. Stepanik was the Senior Project Manager for TeleCheck Services, Inc., a provider of paper and electronic check services.

Class I Directors Terms Expire 2006

Name	Age	Business Experience and Education

Joe Abrell	71	Mr. Abrell has served as a director since October 1999. From July 1997 until his retirement in December 1999, he served as a consultant at PrimeCo Personal Communications, a wireless technology company. From July 1986 to December 1999, he operated his own public relations and marketing firm, Joe Abrell, Inc.

John L. Nicholson, M.D.	70	Dr. Nicholson has served as a director since September 2002. He has been in private practice since 1969. Dr. Nicholson brings an entrepreneurial perspective and seasoned business experience to the Board of Directors. He has been an investor in several companies, including US Dataworks, Inc. Dr. Nicholson has served on many local, state, and national medical organizations and has been an Associate Clinical Professor at Stanford University since 1969.
Class II Directors Terms Expire 2007

Name	Age	Business Experience and Education

Hayden D. Watson	56	Mr. Watson has served as a director since September 2002. Mr. Watson currently serves as Lead Director of the Board of Directors. In May 1999, he founded The Mariner Group, Inc., a banking investment and management consulting company, where he serves as President. From December 1996 to May 1999, Mr. Watson served as Managing Director of Bank Operations for Fleet Financial Group, now FleetBoston Financial Corporation, a financial holding company.

Thomas L. West, Jr.	68	Mr. West has served as a director since September 2002. He has served as Chairman and Chief Executive Officer of WestMark Ventures, a venture capital company, since January 2000 and as President and Chief Executive Officer of Pocket Technologies, Inc., a developer of applications for handheld computing devices, since July 2000. Prior to joining WestMark Ventures and Pocket Technologies, Inc., Mr. West held various positions at the American General Financial Group, an insurance company, including Vice Chairman and Group Executive-Retirement Services from April 1994 to January 2000.
Required Vote
     The nominees for the Class III director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
     The Board of Directors recommends a vote “FOR” election of the nominees set forth above as Class III directors.

Board Meetings and Committees
     The Board of Directors held five meetings during fiscal year 2005. All directors attended at least 75% of the aggregate of all meetings of the Board and of the committees of the Board on which they served. The Company does not have a formal policy regarding director attendance at annual meetings of stockholders, however, it is expected, absent good reason, that all directors will be in attendance. All of the Company’s directors attended the 2004 Annual Meeting.
     Audit Committee
     We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act by the Board of Directors for the purpose of overseeing our accounting and financial reporting processes and our audits and financial statements. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee, which held ten meetings in fiscal 2005, currently consists of Mr. Abrell, Mr. Millinor, Dr. Nicholson and Mr. Watson. The Board has determined that each member of the Audit Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Mr. Watson currently serves as the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Millinor is qualified to serve as the Company’s audit committee financial expert, as such term is defined in Item 401 of Regulation S-B. Mr. Millinor is an independent director, as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.
     The Audit Committee’s primary functions are to oversee the integrity of our financial statements, our compliance with legal and regulatory reporting requirements, appoint a firm of certified public accountants whose duty it is to audit our financial records for the fiscal year for which it is appointed, evaluate the qualifications and independence of the independent auditors, oversee the performance of our internal audit function and independent auditors, and determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements.
     Compensation Committee
     The Compensation Committee, which held six meetings during fiscal 2005, consists of Messrs. Millinor, Watson and West. The Compensation Committee’s primary functions are to (a) review and approve corporate goals and objectives relevant to senior executive compensation (including that of the Chief Executive Officer), evaluate senior management’s performance in light of those goals and objectives, and determine and approve senior management’s compensation level based on their evaluation, (b) make recommendations to the Board of Directors with respect to non-senior management compensation, incentive-compensation plans and equity-based plans, (c) administer the Company’s compensation plans and programs, and (d) review management development and succession programs. The Board has determined that each member of the Compensation Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.
     Nominating Committee
     The Nominating Committee consists of three members, Messrs. Abrell and West and Dr. Nicholson. The Board has adopted a written charter for the Nominating Committee, a copy of which was attached as Appendix A to the Proxy Statement for our 2004 Annual Meeting of Stockholders. The Nominating Committee’s primary functions are to (a) identify individuals qualified to serve on the Board of Directors, and recommend that the Board of Directors select director nominees to be considered for election at the Company’s next annual meeting of stockholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors, (b) identify members of the Board of Directors to serve on Board committees and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors, (c) develop and revise, as appropriate, corporate governance guidelines applicable to the Company and recommend such determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors, (d) review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders, (e) consider and make recommendations to the Board concerning the appropriate size of the Board, (f) evaluate on an annual basis the functioning and effectiveness of the Board of Directors, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board of Directors and its committees, (g) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (h) perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.
     The Board of Directors has determined that all members of the Nominating Committee currently are independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.
     Corporate Governance Committee
     The Corporate Governance Committee consists of three members, Dr. Nicholson and Messrs. Abrell and Watson. The Board has adopted a written charter for the Corporate Governance Committee. The Corporate Governance Committee’s primary functions are to (a) formulate and recommend to the Board of Directors a list of corporate governance guidelines, (b) recommend to the Board of Directors any revisions to the Corporate Governance Charter or committee policy to ensure compliance with applicable securities law and regulations and stock market rules, (c) formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company that, among other tings, encourages the reporting of any illegal or unethical behavior, (d) evaluate on an annual basis the performance of the Company’s management as a whole and its individuals, with respect to compliance with the Corporate Governance Charter and committee policy and report such findings to the Board of Directors, (e) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (f) perform such other activities and functions related to corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Corporate Governance Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.
     The Board of Directors has determined that all members of the Corporate Governance Committee currently are independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.
Director Nomination Policy
     The purpose of the Company’s director nomination policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Nominating Committee. Pursuant to its charter, the Nominating Committee evaluates nominees to the Board of Directors based on relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the American Stock Exchange.
     The policy provides that candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its stockholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The Board also considers whether members and potential members are independent under the American Stock Exchange listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all stockholders; reputation and achievement in other areas; independence under Securities and Exchange Commission rules; and diversity of viewpoints, background and experiences.
     The Board of Directors intends to review the charter of the Nominating Committee and the director nomination policy from time to time to consider whether modifications to the charter or policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the charter or the policy at any time.

Stockholder Nominations
     The Nominating Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the Nominating Committee will consider any written recommendations of director candidates by stockholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to stockholders. Recommendations must be mailed to US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The stockholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a stockholder’s notice of nomination which pertains to the nominee.
Communication with Directors
     The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly to either the full Board of Directors or one or more directors by mailing their communications to the Company at the following address: [Director] US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040, Attention: Corporate Secretary (Board Matters). The Corporate Secretary promptly will forward all stockholder communications and other communications from interested parties unopened to the intended recipient.
Compensation of Directors
     Each non-employee director receives a fee for attendance at each meeting of the Board of Directors according to the following schedule: $5,000 for attendance at a board meeting in person; $1,000 for attendance at a board meeting by telephone. Additionally, directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or the committees thereof, and for other expenses reasonably incurred in their capacity as directors of the Company. Upon election to the Board of Directors at an annual meeting of stockholders, each such elected or re-elected non-employee director receives an option to purchase 100,000 shares of the Company’s Common Stock (the “Election Stock Option”). If elected to serve a term of less than three years the non-employee director receives a pro rata portion of the 100,000 shares. Each non-employee director will also receive an option to purchase 60,000 shares of the Company’s Common Stock annually. The Lead Director and the Audit Committee Chairperson will also receive an option to purchase 50,000 shares of the Company’s Common Stock annually while each Chairperson of a committee, other than the Audit Committee, will receive an option to purchase 30,000 shares of the Company’s Common Stock annually. In addition, for each committee, other than the Audit Committee, on which a non-employee director serves, except as Chairperson, the non-employee director will receive an option to purchase 10,000 shares of the Company’s Common Stock annually. Finally, members of the Audit Committee, except the Chairperson, will receive an option to purchase 15,000 shares of the Company’s Common Stock annually. These non-employee director options, except the Election Stock Option, vest in full on the one year anniversary of the date of grant.
     Upon the appointment of Mr. Millinor to the Board and to the Audit Committee on December 6, 2004, he received options to purchase 48,334 shares of the Company’s Common Stock at an exercise price of $1.16 per share which was the fair market value on the date of grant.
Executive Officers
Executive officers of the Company generally serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. Information regarding Messrs.

Ramey and Stepanik can be found under “Directors and Nominees.” The Company’s other executive officers as of July 2005 are:

Name	Age	Business Experience and Education

John S. Reiland	55	Mr. Reiland has served as our Chief Financial Officer since March 2003. Prior to joining US Dataworks, Mr. Reiland was an independent financial consultant providing senior financial and operational management services from September 2002 to March 2003. From March 2002 to September 2002, he was Interim Chief Executive Officer of New England Pantry, a master franchiser and operator of 53 convenience stores located in the greater Boston area. From November 2000 through February 2002, Mr. Reiland was President and Chief Executive Officer of ServiceIQ, Inc., a developer of service industry field work force software applications utilizing wireless handheld devices. Prior to joining ServiceIQ, Inc., he was Chief Financial Officer and Director of NEON Systems, Inc., a computer software developer of mainframe integration adapters from June 1996 to October 2000. Mr. Reiland is a Certified Public Accountant.

John J. Figone	45	Mr. Figone has served as of Vice President of Business Development and General Counsel since September 2003. Prior to joining us, Mr. Figone served as legal counsel at Pillsbury Winthrop LLP for three years, as well as Ferrari, Olsen, Ottoboni & Bebb LLP. Mr. Figone worked for the City and County of San Francisco where he was in charge of Special Projects from 1994 to 1998. In 1994, Mr. Figone became Senior Negotiator for the City and County of San Francisco.

Mario Villarreal	35	Mr. Villarreal has served as our Vice President and Chief Technology Officer since April 2001. In April 2004, he was named Senior Vice President. In November 1997, Mr. Villarreal co-founded US Dataworks, Inc., a Delaware corporation, and served as its Vice President from November 1997 to April 2001. From June 1991 to May 1997, Mr. Villarreal served as Manager of Systems Architecture Group at TeleCheck Services, Inc.

Executive Compensation and Related Information
     The following table sets forth compensation for services rendered in all capacities to US Dataworks for the three fiscal years ended March 31, 2005 for the Chief Executive Officer and the four other most highly compensated executive officers as of March 31, 2005 whose total annual salary and bonus for fiscal 2005 exceeded $100,000 (collectively, the “Named Officers”).
Summary Compensation Table

					Long-Term
					Compensation
					Awards
					Securities
	Annual Compensation				Underlying	All Other
Name and Principal
Position	Year	Salary($)		Bonus($)	Options(#)(1)	Compensation ($)

Charles E. Ramey	2005	200,000		1,000	—	—
Chief Executive Officer	2004	200,000	(2)	—	400,000	—
	2003	180,000	(2)	—	—	—

Terry Stepanik	2005	175,000		1,000	290,000	—
President and Chief	2004	175,000	(3)	—	710,000	—
Operating Officer	2003	186,128	(3)	—	—	—

John Reiland	2005	150,000		750	200,000	—
Chief Financial	2004	150,000		—	150,000	—
Officer(4)	2003	6,250		—	—	—

John J. Figone	2005	150,000		230,750	—	—
Vice President and	2004	150,000		—	400,000	—
General Counsel(5)	2003	—		—	—	—

Mario Villarreal	2005	165,000		1,000	290,000	—
Senior Vice President	2004	150,000		—	710,000	—
and Chief Technology	2003	120,000		5,000	—	—
Officer (6)

(1)	All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

(2)	Mr. Ramey’s 2003 compensation includes $136,774 that was accrued in 2003 but paid in 2004.

(3)	Mr. Stepanik’s 2003 compensation includes $66,128 sales commissions that were accrued but unpaid in 2003. Mr. Stepanik was paid $60,000 of these accrued unpaid sales commissions in 2004.

(4)	Mr. Reiland was appointed Chief Financial Officer in March 2003.

(5)	Mr. Figone was appointed Vice President Business Development and General Counsel in September 2003.

(6)	On April 1, 2004, Mr. Villarreal’s annual base compensation was increased to $165,000.

Stock Options
     The following table provides summary information concerning stock options held as of March 31, 2005 by each of the Named Officers.
Aggregate Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options Held at		In-the-Money Options at
	Acquired	Value	March 31, 2005 (#)		March 31, 2005 ($) (1)
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles E. Ramey	—	—	400,000	—	—	—
Terry Stepanik	36,500	48,351	659,750	322,500	43,725	29,000
John S. Reiland	—	—	37,500	312,500	—	—
John J. Figone	—	—	100,000	300,000	—	—
Mario Villarreal	3,637	2,255	718,863	322,500	49,636	29,000

(1)	Calculated on the basis of the fair market value of the underlying securities at March 31, 2005 ($0.65 per share) as reported on the American Stock Exchange minus the exercise price.
Employment Contracts, Termination of Employment and Change in Control Agreements
     On May 13, 2003, we entered into an employment agreement with Charles E. Ramey, pursuant to which he is employed as our Chief Executive Officer and Chairman of the Board of Directors at an annual base salary of $200,000 for a term of three years. The Agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Ramey received an option to purchase 394,000 shares of our common stock under the 2000 Plan at an exercise price of $1.00 per share. The option vests as to 280,000 shares on May 20, 2003 and the remaining shares vest on January 1, 2004. Mr. Ramey was also entitled to receive an option to purchase 6,000 shares of our common stock under the 2000 Plan at an exercise price equal to $2.95 per share. This option became fully vested on January 1, 2004. Mr. Ramey is also eligible to receive a bonus at the discretion of the Board of Directors.
     In the event of a change of control, all of Mr. Ramey’s options will become fully vested and exercisable. If Mr. Ramey is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, Mr. Ramey is entitled to receive a lump sum payment equal to two times his annual base salary and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us. If Mr. Ramey resigns within 10 days following a material decrease in title by the Company’s Board of Directors, other than for cause, 50% of Mr. Ramey’s unvested options will become fully vested.
     On April 2, 2003, we entered into an employment agreement with Terry Stepanik, pursuant to which he is employed as our President and Chief Operating Officer at an annual base salary of $175,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Stepanik received an option to purchase 355,000 shares of our common stock under the Amended and Restated 2000 Stock Option Plan, or 2000 Plan, at an exercise price of $0.55 per share. The option vests as to 177,500 shares on December 31, 2003 and the remaining shares vest on April 2, 2004. Mr. Stepanik was also granted an option to purchase 290,000 shares of our common stock outside the 2000 Plan at an exercise price of $0.55 per share and an option to purchase 65,000 shares of our common stock under the 2000 Plan at an exercise price of $2.95 per share. These options vest as to 145,000 shares and 32,500 shares, respectively, on March 31, 2005 and the remaining shares under both options vest on March 31, 2006. Pursuant to his employment agreement, Mr. Stepanik also received an option to purchase 290,000 shares of our common stock outside the 2000 Plan on April 26, 2004 at an exercise price of $1.49 per share which amount was the fair market value of our common stock on the date of grant. This option will vest as to 145,000 shares on March 31, 2005 and the remaining shares will vest on March 31, 2006. Mr. Stepanik is also eligible to receive an annual bonus equal to 5% of our earnings before interest, taxes, depreciation and amortization, not to exceed 1.5 times his annual base salary, plus such additional amount as determined by the Board of Directors in its sole discretion.
     In the event of a change of control, all of Mr. Stepanik’s options will become fully vested and exercisable. If Mr. Stepanik is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to two times his annual base salary and all his options will become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us. If Mr. Stepanik resigns within 10 days following a material decrease in title by our Board of Directors, other than for cause, 50% of Mr. Stepanik’s unvested options will become fully vested.
     On April 2, 2003, we also entered into an employment agreement with Mario Villarreal, pursuant to which he is employed as our Senior Vice President-Chief Technology Officer at an annual base salary of $150,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Villarreal received an option to purchase 355,000 shares of our common stock under the 2000 Plan at an exercise price of $0.55 per share. The option vests as to 177,500 shares on April 25, 2003 and the remaining shares vest on April 2, 2004. Mr. Villarreal was also granted an option to purchase 290,000 shares of our common stock outside the 2000 Plan at an exercise price of $0.55 per share and an option to purchase 65,000 shares of our common stock under the 2000 Plan at an exercise price of $2.95 per share. These options vest as to 145,000 shares and 32,500 shares, respectively, on March 31, 2005 and the remaining shares under both options vest on March 31, 2006. Pursuant to his employment agreement, Mr. Villarreal also received an option to purchase 290,000 shares of our common stock outside the 2000 Plan on April 26, 2004 at an exercise price of $1.49 per share which amount was the fair market value of our common stock on the date of grant. This option will vest as to 145,000 shares on March 31, 2005 and the remaining shares vest on March 31, 2006. Mr. Villarreal is also eligible to receive an annual bonus equal to 3% of our earnings before interest, taxes, depreciation and amortization, not to exceed 1.5 times his annual base salary, plus such additional amount as determined by the Board of Directors in its sole discretion.
     In the event of a change of control, all of Mr. Villarreal’s options will become fully vested and exercisable. If Mr. Villarreal is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to two times his annual base salary and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us. If Mr. Villarreal resigns within 10 days following a material decrease in title by our Board of Directors, other than for cause, 50% of Mr. Villarreal’s unvested options will become fully vested.
     On September 26, 2003, we entered into an employment agreement with John J. Figone, pursuant to which he is employed as our Vice President Business Development and General Counsel at an annual base salary of $150,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives 90 days prior written notice of non renewal. Pursuant to the terms of the agreement, Mr. Figone received an option to purchase 400,000 shares of our common stock under the 2000 Plan at an exercise price of $2.70 per share which amount was the fair market value of our common stock on the date of grant. The option vests as to 100,000 shares on September 26, 2004, 150,000 shares on September 26, 2005, and 150,000 shares on September 26, 2006. Subject to approval of the Compensation Committee, Mr. Figone will also be granted an option to purchase an additional 400,000 shares of our common stock under the 2000 Plan on September 26, 2006, at an exercise price of equal to the fair market value of our common stock on the date of grant. These options vest as to 200,000 shares on September 26, 2007 and the remaining shares will vest on September 26, 2008. Mr. Figone is also eligible to receive an annual bonus equal to 33% of his annual base salary based upon the achievement of our corporate goals as established and determined by the Board annually and for other achievements by us or Mr. Figone during the year as approved by the Compensation Committee.
     If Mr. Figone has not received the additional options to purchase 400,000 shares described above before a change of control, he will be entitled to a cash bonus at that time equal to the appreciation of the value of 400,000 shares of our common stock subsequent to September 26, 2003. If Mr. Figone is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to two times his annual base salary and all his options will become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us. If Mr. Figone resigns within 10 days following a material decrease in title by our Board of Directors, other than for cause, 50% of Mr. Figone’s unvested options will become fully vested.
     On March 17, 2003, we entered into an employment agreement with John S. Reiland, pursuant to which he is employed as our Chief Financial Officer at an annual base salary of $150,000. Either party may terminate the agreement with at least thirty days prior written notice. In the event Mr. Reiland is terminated, other than for cause, he is entitled to receive a lump sum payment equal to two months base salary and all his options and cash bonuses, if any, will become fully vested and payable.

     On April 12, 2004, we granted a deferred compensation award to Mr. Reiland. The award provides for a payment equal to the product of 200,000 multiplied by an amount equal to (a) the Company’s average 20 day trailing stock price on the third anniversary date of his employment (March 17, 2006) less (b) $0.55 (the Company’s stock price on the date of his employment). In no event may the payment amount exceed $430,000. The payment amount, if any, is cancelable in the event of Mr. Reiland’s voluntary termination or termination by the Company for Cause (as defined).
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information as of June 13, 2005, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of any class of our capital stock, (ii) each of our Named Officers, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040. All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

	Amount and Nature of Beneficial Ownership
			Right To
		Shares of	Acquire
	Shares of	Series B	Beneficial		Percentage of Class		Percentage
	Common	Preferred	Ownership of		Beneficially Owned		of Voting
	Stock	Stock	Common Stock	Total			Securities
Name and Address of	Beneficially	Beneficially	within 60 days	Common	Common	Series B	Beneficially
Beneficial Owner	Owned	Owned	of June 13, 2005	Stock	Stock (2)	Preferred Stock	Owned(1)(2)
5% Stockholders
Mark Deveau	37,322	56,000	11,200	48,522	*	10.2%	*
Harvey M. Gammon (3)	45,769	280,000	56,000	101,769	*	50.9	*
Thomas & Lois Gibbons	503	67,000	13,400	13,903	*	12.2	*

Named Officers and Directors
Charles E. Ramey	2,050,210	*	2,091,250	4,141,460	13.4	*	13.4
Terry Stepanik	267,586	*	673,350	940,936	3.2	*	3.2
John S. Reiland	5,000	*	104,166	109,166	*	*	*
John J. Figone	750	*	100,000	100,750	*	*	*
Mario Villarreal	101,670	*	723,263	824,933	2.8	*	2.8
Joe Abrell	1,000	*	87,000	88,000	*	*	*
J. Patrick Millinor, Jr.	—	—	—	—	*	*	*
John L. Nicholson (4)	313,146	133,334	110,076	423,222	1.5	24.3	1.5
Hayden D. Watson	—	*	72,000	72,000	*	*	*
Thomas L. West, Jr.	18,000	*	64,000	82,000	*	*	*
All current directors and executive officers as a group (10 persons)	2,757,362	133,334	4,025,105	6,782,467	20.7	24.3	20.6

*	Amount represents less than 1% of the Company’s Common Stock.
(1)	To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2)	Applicable percentage ownership of common stock is based on 28,778,366 shares of common stock issued and outstanding as of June 13, 2005. Series B Preferred Stock is based on 549,667 shares of Series B Preferred Stock outstanding on June 13, 2005. Applicable percentage ownership of voting securities is based on 28,888,299 shares of common stock issued and outstanding as of June 13, 2005, including shares of Series B Preferred Stock convertible into common stock. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock, held by that person, that are currently exercisable or exercisable within 60 days of June 13, 2005 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person.

(3)	Includes 25,873 shares held by the Sterling Trust Company Trustee FBO Harvey M. Gammon.

(4)	Includes 165,454 shares held by J.L. Nicholson MD Inc. 401-K FBO John L. Nicholson, 50,000 shares held by JLN Trust DTD April 26, 2001 and 55,031 shares held by John L. Nicholson MD Inc. FBO John L. Nicholson.
Certain Relationships and Related Transactions
     In connection with Mr. Figone’s relocation to the Company’s headquarters in Houston, Texas in August 2003, the Company guaranteed a temporary personal loan with Southwest Bank of Texas on his behalf. As of March 31, 2004, $150,000 was outstanding. The loan guaranteed by the Company bears interest at 3.85%. On May 20, 2004, Mr. Figone repaid the principal and accrued interest in full. Accordingly, the Company is no longer a guarantor of the loan.
     All share amounts and per share prices discussed below have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.
     The Company, through its predecessor-in-interests, acquired US Dataworks, Inc., a Delaware corporation, on March 31, 2001, with an effective date of April 2, 2001 through a Share Exchange Agreement. Terry Stepanik and Mario Villarreal, co-founders of the Delaware company, received 199,467 shares of Common Stock and 64,533 shares of Common Stock, respectively, and a warrant to purchase 13,600 shares and 4,400 shares of Common Stock, respectively, at an exercise price of $3.65 per share. One of the liabilities of this Delaware company that was assumed by the Company was a promissory note in the principal amount of $1,315,000 in favor of Allstate Communications, Inc.
     In connection with the acquisition of the Delaware company, David Baeza, the former Chief Executive Officer and former Chief Marketing Officer of the Company, returned to the Company 152,800 shares of Common Stock. In exchange for these shares, the Company issued to Mr. Baeza a promissory note in principal amount of $110,000. This promissory note bears an interest rate of 10% per annum. If prior to April 1, 2003, the Company raised a cumulative of $5,000,000 in gross proceeds from debt or equity financings, pursuant to the terms of the promissory note, the principal amount and accrued interest were to become due and payable. The Company did not raise $5,000,000 by April 1, 2003 and the principal amount and accrued interest of the promissory note was forgiven.
     On February 14, 2002, the Company entered into a settlement agreement with Allstate Communications, Inc. As part of this settlement, the Company transferred all rights in its application service provider technology software to Allstate Communications, Inc. and the warrants to purchase an aggregate of 664,000 shares of the Company’s Common Stock held by Mr. Russell Leventhal and Mr. Frank Montelione, two of the Company’s former 5% stockholders, were cancelled. In addition, Allstate Communications, Inc. and Messrs. Leventhal and Montelione forgave notes payable in the amount of $260,206 and the Company forgave notes payable in the amount of $300,519. The Company also agreed to pay the remainder of the amounts owed to Allstate Communications, Inc. and Messrs. Leventhal and Montelione, an aggregate of $1,150,000, out of proceeds from future equity financings. Of the $1,150,000 owed, $1,024,400 is pursuant to the promissory note assumed in connection with the acquisition of the Delaware company. On December 31, 2002, this promissory note was cancelled and the Company issued a new promissory note in the amount of $1,041,482 pursuant to Amendment Number 1 to Settlement Agreement. The promissory note was fully repaid at September 30, 2003 as a result of the conversion of the outstanding principal and accrued interest into 417,084 shares of Common Stock.
     During fiscal 2003 and 2002, the Company issued promissory notes in an aggregate principal amount of $1,353,000 to Mr. Ramey, the Chief Executive Officer of the Company bearing an interest rate of 12% per annum. On July 10, 2003, the Company consolidated these promissory notes into one promissory note for $1,353,000, bearing an interest rate of 7% per annum, pursuant to the Subordinated, Convertible Note and Warrant Agreement. The note proceeds were used to fund the Company’s business operations. This promissory note may be converted into shares of Common Stock at a conversion price equal to the lesser of (i) $0.80 per share or (ii) the closing bid price of Common Stock as listed on the American Stock Exchange on the trading day immediately prior to the date of a change of control of the Company or the date of Mr. Ramey’s notice of voluntary conversion of the promissory note. In connection with this promissory note, the Company issued to Mr. Ramey a warrant to purchase 1,691,250 shares of Common Stock at an exercise price of $0.80 per share. The principal amount and accrued interest is due and payable upon demand after July 10, 2004. As of September 30, 2003, Mr. Ramey elected to fully convert the promissory note and accrued interest of $21,277. On September 30, 2003, the Company issued Mr. Ramey 1,717,847 shares of Common Stock pursuant to the conversion.

Indemnification of Directors and Officers
     The laws of the state of Nevada and our Bylaws provide for indemnification of the Company’s directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.
     The Company has been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Report of the Audit Committee
     The Audit Committee is responsible for appointing the independent auditors and reviewing the scope, results and costs of the audits and other services provided by the Company’s independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are Joe Abrell, J. Patrick Millinor, Jr., John L. Nicholson, M.D. and Hayden D. Watson, each of whom meets the independence standards, set forth in Section 121A of the American Stock Exchange listing standards.
     The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).
     The Audit Committee received from the Company’s independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, and be filed with the Securities and Exchange Commission.
     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Joe Abrell J. Patrick Millinor, Jr. John L. Nicholson, M.D. Hayden D. Watson

Proposal 2: To Ratify the Appointment of Independent Auditors
     The Audit Committee has appointed the firm of Ham, Langston & Brezina, LLP (“HL&B”) as the Company’s independent auditors for the fiscal year ending March 31, 2006, subject to ratification by the stockholders. Representatives of HL&B are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
     The firm of Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) audited the Company’s financial statements from fiscal year 2000 to fiscal year 2002. On June 11, 2003, the Company’s Audit Committee made a determination to no longer engage SLGG as the Company’s independent public accountants and engaged HL&B on June 11, 2003 to serve as the Company’s independent public accountants for the fiscal years ended March 31, 2003 and 2004.
     SLGG’s reports on the Company’s consolidated financial statements for each of the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended March 31, 2003 and 2002 and the subsequent interim period through June 11, 2003, there were no disagreements with SLGG on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SLGG’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years. No event described in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B has occurred within the Company’s fiscal years ending March 31, 2003 and 2002 and the subsequent interim period through June 11, 2003.
     During the fiscal years ended March 31, 2003 and 2002 and through June 11, 2003, the Company did not consult HL&B with respect to any other matters which were the subject of any disagreement or any reportable event, or on the application of accounting principles to a specified transaction, either completed or proposed.
Audit Fees
     The aggregate fees billed for professional services rendered by Ham, Langston & Brezina, LLP for the audit of our financial statements for each of the fiscal years ended March 31, 2005 and March 31, 2004, and the reviews of the financial statements included in our Forms 10-QSB for such fiscal years were $54,000 and $50,500, respectively.
Audit-Related Fees
     The aggregate fees billed in each of the fiscal years ended March 31, 2005 and March 31, 2004 for assurance and related services rendered by Ham, Langston & Brezina, LLP that are related to the performance of the audit or review of our financial statements but not reportable as Audit Fees were $8,100 and $38,100, respectively. Audit-Related Fees in both fiscal 2005 and fiscal 2004 were primarily for review of the financial statements and other information contained in our SB-2, S-3 and S-8 filings with the SEC.
Tax Fees
     The aggregate fees billed for professional services rendered by Ham, Langston & Brezina, LLP for tax compliance, tax advice, and tax planning in each of the fiscal years ended March 31, 2005 and March 31, 2004 were $10,600 and $7,600. Tax Fees in both fiscal 2005 and fiscal 2004 were incurred for: (i) preparation of the preceding calendar year’s Federal corporate tax return; (ii) preparation of state franchise tax returns; and (iii) consultation.
All Other Fees
     There were no other fees billed for services rendered by Ham, Langston & Brezina, LLP not reportable as Audit Fees, Audit Related Fees or Tax Fees for each of the fiscal years ended March 31, 2005 and March 31, 2004.
Audit Committee Pre-Approval Policies
     The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent auditors for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by our independent auditor and is intended to assure that such services do not impair the auditor’s independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by our independent auditor. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.
     All of the services provided by our principal accounting firm described above under the captions Audit Fees, Audit-Related Fees and Tax Fees were approved in accordance with this policy and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.
Required Vote
     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event confirmation is not obtained, the Board of Directors will review its selection of the Company’s independent auditors for the fiscal year ending March 31, 2006.
     The Board of Directors recommends a vote “FOR” ratification of the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all such forms that they file.
     Based solely on our review of copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2005
Other Matters
     The Company knows of no business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

By order of the Board of Directors.

/s/ Charles E. Ramey

Charles E. Ramey Chief Executive Officer

July 28, 2005
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW OR
SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET
US DATAWORKS APPRECIATES YOUR PROMPT RESPONSE

ANNUAL MEETING OF STOCKHOLDERS OF
US DATAWORKS, INC.
September 1, 2005
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑
1.	ELECTION OF CLASS III DIRECTORS:

NOMINEES:
☐	FOR ALL NOMINEES	O	J. Patrick Millinor, Jr.
		O	Charles E. Ramey
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Terry Stepanik

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors:	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the meeting.	☐	☐	☐
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐
US DATAWORKS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting — September 1, 2005
     CHARLES E. RAMEY and JOHN J. FIGONE, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of US Dataworks, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 5301 Hollister Road, Suite 250, Houston, Texas on Wednesday, September 1, 2005 at 9:30 a.m. or at any postponements or adjournments thereof, and instructs said proxies to vote as follows:
Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of Class III directors and FOR Items 2 and 3.
(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF
US DATAWORKS, INC.
September 1, 2005

PROXY VOTING INSTRUCTIONS

MAIL — Date sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☑

1.	ELECTION OF CLASS III DIRECTORS:

NOMINEES
☐	FOR ALL NOMINEES	m m	J. Patrick Millinor, Jr. Charles E. Ramey
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m	Terry Stepanik
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ham, Langstonl & Brezina, LLP as the Company’s independent auditors:	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the meeting.	☐	☐	☐

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please singe exactly as your name appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.